UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014 (May 7, 2014)

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida	33180
(Address of Principal Executive Offices)	(Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

The sole purpose of this Current Report on Form 8-K/A is to correct errors contained in the presentation or calculation, as applicable, of (i) Funds from Operations (“FFO”) per share for the three months ended March 31, 2014 included in the Company’s earnings release attached as Exhibit 99.1 to the Current Report on Form 8-K furnished to the Securities and Exchange Commission by Trade Street Residential, Inc. on May 7, 2014 (the “Original Form 8-K”) and (ii) the diluted weighted average common shares outstanding and FFO per share, in each case for the three months ended March 31, 2014, included in the Company’s Quarterly Supplemental Operating and Financial Data (the “Supplemental Package”) furnished as Exhibit 99.2 to the Original Form 8-K.  Specifically, FFO per share has been corrected from the originally reported ($0.31) per diluted share to ($0.33) per diluted share and the diluted weighted average common shares outstanding has been corrected from the originally reported 34.293 million shares outstanding to 31.947 million shares outstanding.  This Form 8-K/A, including the documents furnished as Exhibits 99.1 and 99.2 hereto, corrects and supersedes the Original Form 8-K filed earlier today. Other than the correction of the errors discussed in this Explanatory Note, no other changes have been made to the Original Form 8-K or the exhibits furnished therewith, and all other information included in the Original Form 8-K, the earnings release and the Supplemental Package remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2014, Trade Street Residential, Inc. (the “Company”) announced its financial results for the three months ended March 31, 2014 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of March 31, 2014. A copy of the Company’s May 7, 2014 press release and a copy of the Company’s Quarterly Supplemental Operating and Financial Data are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Trade Street Residential, Inc., dated May 7, 2014
99.2	Quarterly Supplemental Operating and Financial Data for Trade Street Residential, Inc. for the three months ended March 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: May 7, 2014	By:	/s/ Richard H. Ross
Richard H. Ross
Chief Executive Officer and Chief Financial
Officer